This presentation reflects the following changes in our segment reporting:
– Combined reporting for the Supply Chain Solutions and
Dedicated Contract Carriage business segments
– Separate reporting for non-service pension costs
Exhibit No. 99.2

Business Segments
($ Millions)
03/01/12 Proprietary and Confidential
1Q 2011 2Q 2011 3Q 2011 4Q 2011 FY 2011
Operating Revenue:
(1)
Fleet Management Solutions 719.0 $    778.9 $    824.7 $    813.3 $    3,135.9 $
Supply Chain Solutions
(2)
452.7 456.8 476.3 471.8 1,857.5
Eliminations (42.6) (43.7) (44.4) (48.1) (178.8)
Total 1,129.1 1,192.0 1,256.5 1,237.0 4,814.6
Segment Earnings Before Tax:
(3)
Fleet Management Solutions 42.2 $      71.5 $      78.1 $      73.7 $      265.7 $
Supply Chain Solutions
(2)
20.1 27.7 31.4 25.5 104.7
Eliminations (4.9) (6.5) (5.7) (7.1) (24.2)
57.4 92.7 103.8 92.1 346.2
Central Support Services (Unallocated Share)
(3)
(8.5) (11.2) (11.5) (11.0) (42.3)
Non-service Pension Costs (4.5) (4.8) (4.6) (4.7) (18.7)
Restructuring and Other Charges, Net and Other Items     (0.8) (1.7) - (3.3) (5.8)
Earnings Before Income Taxes 43.6 75.0 87.7 73.1 279.4
Provision for Income Taxes (17.8) (34.1) (30.7) (25.4) (108.0)
Earnings from Continuing Operations 25.9 $      40.9 $      56.9 $      47.7 $      171.4 $
Net Earnings 25.1 $      40.0 $      56.5 $      48.1 $      169.8 $
(1) Non-GAAP financial measure. Operating revenue excludes FMS fuel services revenue and SCS subcontracted transportation revenue. Refer to the relevant quarterly and annual reports which include a reconciliation of Operating Revenue to Total Revenue.
(2)
Combined Supply Chain Solutions and Dedicated Contract Carriage.
(3)
Excludes non-service pension costs.
Note: Amounts may not recalculate due to rounding.

Business Segments
($ Millions)
03/01/12 Proprietary and Confidential
1Q 2010 2Q 2010 3Q 2010 4Q 2010 FY 2010
Operating Revenue:
(1)
Fleet Management Solutions 677.4 $    709.0 $    733.9 $    726.3 $    2,846.5 $
Supply Chain Solutions
(2)
350.2 368.5 377.2 377.6 1,473.5
Eliminations (40.0) (40.4) (39.5) (41.9) (161.8)
Total 987.6 1,037.1 1,071.6 1,061.9 4,158.2
Segment Earnings Before Tax:
(3)
Fleet Management Solutions 27.3 $      51.6 $      60.3 $      55.7 $      194.9 $
Supply Chain Solutions
(2)
15.2 21.6 24.5 20.4 81.7
Eliminations (4.7) (5.1) (4.6) (4.8) (19.3)
37.8 68.1 80.2 71.3 257.3
Central Support Services (Unallocated Share)
(3)
(8.8) (9.8) (11.9) (10.7) (41.2)
Non-service Pension Costs (6.5) (6.1) (6.3) (7.8) (26.6)
Restructuring and Other Charges, Net and Other Items     - - - (3.2) (3.2)
Earnings Before Income Taxes 22.5 52.2 62.0 49.6 186.3
Provision for Income Taxes (9.6) (21.6) (22.3) (8.1) (61.7)
Earnings from Continuing Operations 12.9 $      30.6 $      39.7 $      41.5 $      124.6 $
Net Earnings 12.4 $      29.8 $      38.8 $      37.1 $      118.2 $
(1) Non-GAAP financial measure. Operating revenue excludes FMS fuel services revenue and SCS subcontracted transportation revenue. Refer to the relevant quarterly and annual reports which include a reconciliation of Operating Revenue to Total Revenue.
(2) Combined Supply Chain Solutions and Dedicated Contract Carriage.
(3) Excludes non-service pension costs.
Note: Amounts may not recalculate due to rounding.

Business Segments
($ Millions)
03/01/12 Proprietary and Confidential
1Q 2009 2Q 2009 3Q 2009 4Q 2009 FY 2009
Operating Revenue:
(1)
Fleet Management Solutions 693.2 $    712.6 $    712.5 $    699.5 $    2,817.7 $
Supply Chain Solutions
(2)
341.1 347.0 362.8 361.0 1,412.0
Eliminations (43.5) (41.8) (41.2) (40.7) (167.2)
Total 990.8 1,017.8 1,034.0 1,019.8 4,062.5
Segment Earnings Before Tax:
(3)
Fleet Management Solutions 40.7 $      51.5 $      47.6 $      42.4 $      182.2 $
Supply Chain Solutions
(2)
12.7 17.7 26.8 19.5 76.6
Eliminations (5.6) (4.8) (5.7) (4.9) (21.1)
47.8 64.4 68.7 57.0 237.8
Central Support Services (Unallocated Share)
(3)
(6.9) (8.2) (9.1) (11.1) (35.3)
Non-service Pension Costs (11.8) (11.0) (11.5) (11.4) (45.6)
Restructuring and Other Charges, Net and Other Items     (6.7) 0.2 (3.9) (2.7) (13.1)
Earnings Before Income Taxes 22.4 45.3 44.2 31.8 143.8
Provision for Income Taxes (11.5) (18.3) (15.8) (8.1) (53.7)
Earnings from Continuing Operations 10.9 $      27.1 $      28.4 $      23.7 $      90.1 $
Net Earnings 6.8 $        22.9 $      24.0 $      8.2 $        61.9 $
(1) Non-GAAP financial measure. Operating revenue excludes FMS fuel services revenue and SCS subcontracted transportation revenue. Refer to the relevant quarterly and annual reports which include a reconciliation of Operating Revenue to Total Revenue.
(2)
Combined Supply Chain Solutions and Dedicated Contract Carriage.
(3)
Excludes non-service pension costs.
Note: Amounts may not recalculate due to rounding.